                                                                    Exhibit 10.2

                                  PUT AGREEMENT


         THIS PUT AGREEMENT ("Agreement") is dated as of September 24, 2004 (the "Effective Date"), by and between ROBERT PATTILLO PROPERTIES, INC., a Georgia corporation ("Contributor"), and AMB PROPERTY, L.P., a Delaware limited partnership ("AMB").

                                    RECITALS

A. Contributor and AMB Property II, L.P., a Delaware limited partnership ("AMB II"), have previously entered into that certain Contribution Agreement dated as of September 24, 2004 (the "Contribution Agreement"), whereby Contributor has received certain Series N Preferred Units of AMB II ("Units") in exchange for certain Properties (as defined in the Contribution Agreement).

B. Contributor and AMB hereby desire to provide for certain put rights with respect to the Units on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Contributor and AMB hereby agree as follows:

     1. Defined Terms and Recitals. All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Contribution Agreement. Contributor and AMB hereby agree that the recitals set forth hereinabove are true and correct and incorporated into this Agreement.

2. Contributor's Put Option. Contributor shall have the right to sell all, but not less than all, of the Units by giving written notice (the "Put Notice") to AMB between June 1, 2005 and January 15, 2006 (inclusive of such dates)("Contributor's Put Period") of Contributor's exercise of this put right. Upon timely delivery of the Put Notice to AMB, Contributor shall sell all, but not less than all, of the Units owned by Contributor to AMB or its designee (which designee cannot be AMB II or any entity wholly owned by AMB II and as to which designee all necessary consents shall have been obtained) and AMB or its designee (which designee cannot be AMB II or any entity wholly owned by AMB II and as to which designee all necessary consents shall have been obtained) shall purchase all such Units for cash at a price equal to (i) Fifty Dollars ($50) per Unit (the "Put Payment") plus (ii) any accrued but unpaid Preferred Return through the date of the closing of such purchase.

3.  Procedures.

    (a) The closing of the purchase and sale contemplated by this Agreement (the "Put Closing") shall occur on the date that is twenty (20) days after the date of the Put Notice (the "Put Closing Date"). At the closing, Contributor shall execute and deliver all such documents and take such further action as shall be necessary or appropriate to assign its interest in the Units to AMB free and clear of all liens and encumbrances, including, without limitation, an assignment of Units in the form attached hereto as Exhibit A. The purchase price shall be paid by wire transfer of immediately available funds.

    (b) If the application of Section 11.6 of AMB II's Partnership Agreement would prevent the transfer of the Units pursuant to this Put Agreement, as determined by AMB II's general partner, in its sole and absolute discretion, then (i) the Put Closing Date shall be automatically extended to the date as of which AMB (or its Designee) is able to acquire (and actually does acquire) the Units pursuant to this Put Agreement and in compliance with the provisions of
Section 11.6 of AMB II's Partnership Agreement (with such closing to occur on a date designated in a written notice from AMB to Contributor)(the "Extended Closing Date"), and (ii) AMB shall (or AMB shall cause an Affiliate of AMB to) make a loan to Contributor on the date on which the Put Closing Date would have occurred if the transfer of the Units was not prevented by the application of
Section 11.6 of AMB II's Partnership Agreement, which loan shall be in the principal amount of the Put Payment (the "Put Loan"). The Put Loan shall bear interest at the rate of 5.00% per annum on the outstanding principal amount of the Put Loan. Such interest shall be determined on a daily basis computed on the basis of a 360-day year of twelve 30-day months (or actual days for any month which is shorter than a full monthly period), which interest shall be payable as and when payments of the Series N Preferred Return (as defined in AMB II's Partnership Agreement) are payable on the Units and Contributor and AMB agree that the obligation of AMB II to pay the Series N Preferred Return on the Units and Contributor's obligation to pay interest on the Put Loan shall be deemed satisfied by offsetting the amounts payable by AMB II against the corresponding interest payments that are due from Contributor under the Put Loan; provided, however, that AMB II shall remain responsible for paying to Contributor in accordance with AMB II's Partnership Agreement any Series N Preferred Return which remains accrued and unpaid as of the date that the Put Loan is made and such amounts shall not be offset against interest payable under the Put Loan. The Put Loan shall be payable in full on the Extended Closing Date, and the amount payable under the Put Loan shall be offset against the corresponding amount payable by AMB or its Designee pursuant to this Put Agreement.
Notwithstanding  anything  to the  contrary  contained  in AMB II's  Partnership
Agreement or this Put Agreement, during the term of the Put Loan, Contributor shall not transfer or encumber all or any portion of the Units or Contributor's interest therein. It shall be a condition to the making of the Put Loan that the Put Loan be secured by a valid and enforceable first priority security interest on the Units (determined without regard to any restrictions under AMB II's Partnership Agreement that would otherwise prevent Contributor from granting to the maker of the Put Loan a valid and enforceable first priority security interest on the Units). In connection with the making of the Put Loan (and as a condition to AMB's obligation to do so), Contributor agrees to execute, acknowledge (where applicable) and deliver to AMB or its Affiliate a promissory note, UCC-1 financing statement, and such other documents as are requested by AMB and to take all other steps that are necessary in order to evidence and/or secure the Put Loan as aforesaid and, at AMB's request, Contributor also agrees to take all steps necessary to cause the Units to be held by a bankruptcy remote entity during the term of the Put Loan. For the purposes of this Paragraph 4(b), "Affiliate" shall mean any entity directly or indirectly controlling, controlled by or under common control with AMB.

     (c) Contributor and AMB shall each pay its own legal fees in connection with any purchase and sale or loan pursuant to this Agreement.

     4. Survival. The provisions of this Agreement shall survive the Closing.

     5. Notices. Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by Federal Express or another reputable commercial overnight courier that guarantees next day delivery and provides a receipt, or (d) by telefacsimile or telecopy, and such notices shall be addressed as follows:

         If to Contributor:         Robert Pattillo Properties, Inc.
                                    2987 Clairmont Road, Suite 550
                                    Atlanta, GA  30329
                                    Att'n:  Daniel L. Wald
                                    Fax:   (404) 235-3541

         With a copy to:            Robert Pattillo Properties, Inc.
                                    2987 Clairmont Road, Suite 550
                                    Atlanta, GA  30329
                                    Att'n:   Clay W. Reese
                                    Fax No.:  (404) 235-3541

         If to AMB:                 c/o AMB Property Corporation
                                    Pier 1, Bay 1
                                    San Francisco, CA 94111
                                    Att'n: General Counsel
                                    Fax No.:  (415) 394-9000

         With a copy to:           Morrison & Foerster LLP
                                    755 Page Mill Road
                                    Palo Alto, CA 94304-1018
                                    Att'n:  Philip J. Levine, Esq.
                                    Fax No.:  (650) 494-0792

or to such other address as either party may from time to time specify in writing to the other party. Any notice shall be deemed delivered when actually delivered, if such delivery is in person, upon deposit with the U.S. Postal Service, if such delivery is by certified mail, upon deposit with the overnight courier service, if such delivery is by an overnight courier service, and upon transmission, if such delivery is by telefacsimile or telecopy.

     6. Attorneys Fees. In the event of any litigation arising out of this Assignment, the party not prevailing shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

     7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.


     8. Counterparts. This Agreement may be signed in counterparts and all counterparts so executed shall constitute one contract, binding on all parties hereto, even though all parties are not signatory to the same counterpart. The parties contemplate that they may be executing counterparts of this Agreement transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.

     9. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and permitted assigns.

     10. Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Contributor and AMB.

                  AMB:              AMB PROPERTY, L.P.,
                                    a Delaware limited partnership

                                    By:      AMB Property Corporation,
                                             a Maryland corporation,
                                             its general partner

                                    By:  /s/ Eugene F. Reilly
                                         ---------------------------------------
                                    Name: Eugene F. Reilly
                                         ---------------------------------------
                                    Its:  EVP
                                         ---------------------------------------


                  CONTRIBUTOR:      ROBERT PATTILLO PROPERTIES, INC.,
                                    a Georgia Corporation


                                    By:  /s/ Clay W. Reese
                                         ---------------------------------------
                                    Name: Clay W. Reese
                                         ---------------------------------------
                                    Its:  Vice President
                                         ---------------------------------------

                                    EXHIBIT A


                               ASSIGNMENT OF UNITS

     THIS ASSIGNMENT is made as of _____________, 200__ (the "Effective Date") between ROBERT PATTILLO PROPERTIES, INC., a Georgia corporation ("Assignor"), and AMB PROPERTY L.P., a Delaware limited partnership ("Assignee").

                                    RECITALS



     A. Assignor and Assignee have previously entered into that certain Put Agreement dated ___________, 2004, whereby Assignor agreed to assign its rights, title and interest in and to certain Series N Preferred Units of AMB Property II, L.P., a Delaware limited partnership ("AMB II") ("Units") to Assignee, on the terms and conditions set forth therein.

     B. Assignor hereby agrees to assign all of its rights, title and interest in and to the Units to Assignee, on the terms and conditions set forth herein.

                                   AGREEMENTS



     NOW THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, Assignor and Assignee agree as follows:

     1. Assignment. Effective as of the Effective Date, Assignor hereby assigns, transfers and sets over unto Assignee _____________ [insert number of Units] Units, which represents one hundred percent (100%) of Assignor's right, title and interest in the Units. Assignor represents and warrants to Assignee that Assignor is the legal and equitable owner of the Units hereby assigned, that such Units constitute all of the Units held by Assignor, and that the Units are hereby assigned free and clear of all liens, charges, encumbrances, pledges, security interests, taxes, or known rights of others.

     2. Effect of Assignment; Further Assurances. Effective as of the Effective Date, Assignor shall no longer have any rights or obligations under AMB II's Partnership Agreement. At the request of either party, both parties shall execute and deliver such further documents as may be reasonably requested by the requesting party to reflect the assignment of the Units to Assignee.

     3. Subject to Contribution Agreement and Partnership Agreement. This Assignment is made subject to all of the representations, warranties, covenants and indemnities contained in that certain Contribution Agreement dated September 24, 2004 between Assignor and AMB II (the "Contribution Agreement") to the extent such representations, warranties, covenants and indemnities survive the Closing Date (as defined therein) and are applicable hereto. The assignment being made pursuant to this Assignment shall be subject to and made in accordance with the terms and provisions of AMB II's Partnership Agreement (as defined in the Contribution Agreement).

     4. Attorneys Fees. In the event of any litigation arising out of this Assignment, the party not prevailing shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

     5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Delaware.

     6. Counterparts. This Assignment may be signed in counterparts and all counterparts so executed shall constitute one contract, binding on all parties hereto, even though all parties are not signatory to the same counterpart. The parties contemplate that they may be executing counterparts of this Assignment transmitted by facsimile and agree and intend that a signature by facsimile machine shall bind the party so signing with the same effect as though the signature were an original signature.

     7. Successors and Assigns. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, heirs, administrators and assigns.

     8. Amendments. Except as otherwise provided herein, this Assignment may be amended or modified only by a written instrument executed by Assignor and Assignee.

     9. Further Assurances. Each party hereto agrees to take such actions as the other party hereto may reasonably request in order to carry out the purposes of this Assignment and the transactions contemplated hereby.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

     IN WITNESS WHEREOF the parties hereto have duly executed this Assignment as of the day and year first above written.

                  ASSIGNEE:          AMB PROPERTY, L.P.,
                                     a Delaware limited partnership

                                     By AMB Property Corporation,
                                     a Maryland corporation, its general partner

                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Its:
                                          --------------------------------------

                  ASSIGNOR:          ROBERT PATTILLO PROPERTIES, INC.
                                     a Georgia Corporation


                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Its:
                                          --------------------------------------


                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Its:
                                          --------------------------------------